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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 21, 2003

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a
Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2003-2 Home Equity Pass-Through Certificates, Series 2003-2)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)

        DELAWARE                           333-100669          13-3320910
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(State or Other Jurisdication of       (Commission File      (I.R.S. Employer
      Incorporation)                        Number)          Identification No.)

11 Madison Avenue, New York, New York                                 10010
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000


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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:

             1. Pooling and Servicing Agreement, dated as of April 1, 2003, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee, Ocwen Federal Bank, as a servicer and Wilshire Credit Corporation, as a servicer.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE SECURITIES CORP.


                                        By: /s/  Helaine Hebble
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                                        Name:    Helaine Hebble
                                        Title:   Vice President




Dated: May 2, 2003

                                     EXHIBIT